Zurich American Life Insurance Company Administrative Office: PO Box 7728 Overland Park, KS 66207-0728 Telephone 877-301-5376 Fax 917-534-4606 ZURICHAMERICANLIFEINSURANCE.COM

March 1, 2013

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re:   ZALICO Variable Annuity Separate Account

Commissioners:

Zurich American Life Insurance Company, on behalf of ZALICO Variable Annuity Separate Account (“Registrant”), a unit investment trust registered under the Investment Company Act of 1940 ( “Act”), mailed to its contract owners the annual reports, for the period ended December 31, 2012 for each of the following underlying funds in which Registrant invests:

AIM Variable Insurance Fund (File No. 811-07452)

The Alger Portfolios (File No. 811-05550)

Dreyfus Investment Portfolios (File No. 811-08673)

Dreyfus Socially Responsible Growth Fund, Inc. (File No. 811-07044)

DWS Investments VIT Funds (File No. 811-07507)

DWS Variable Series I (File No. 811-04257)

DWS Variable Series II (File No. 811-05002)

Franklin Templeton Variable Insurance Products Trust (File No.  811-05583)

Janus Aspen Series (File No. 811-07736)

PIMCO Variable Insurance Trust (File No. 811-08399)

We are also filing the cover letter that accompanied the semi-annual reports to contract holders.

This filing constitutes the filing of reports as required by Rule 30b2-1(b) under the Act. Some of the funds listed above may not be available under every policy or contract offered by the Registrant. We understand that the funds have filed or will file their reports with the Commission under separate cover.

Please direct any question or comment to the undersigned.

Sincerely yours,

./s/: Juanita Thomas
Juanita M. Thomas
Senior Assistant General Counsel

February 25, 2013

Dear Contract Owner:

Zurich American Life Insurance Company is pleased to send your customized annual report for the registered funds underlying the investment choices you have selected in your variable annuity contract. Please review these reports for a summary of the funds’ operations through year-end 2012, and related financial statements.

You may notice that this presentation differs from reports that you have received in the past. On previous occasions, you have received a single booklet that contained all of the reports for all of the underlying funds available in your variable annuity contract. With this mailing, you are receiving only those reports pertaining to the underlying funds in which you have invested Contract Value.

Zurich American Life Insurance Company Administrative Office: PO Box 7728 Overland Park, KS 66207-0728 Telephone 877-301-5376 Fax 917-534-4606 ZURICHAMERICANLIFEINSURANCE.COM

We think that this customized process for producing and distributing fund reports is more efficient and environmentally friendly. We hope that the enclosed information is helpful. If you have any questions concerning your contract, please do not hesitate to call our Service Center at (800) 449-0523 (toll free).

We thank you for placing your variable annuity contract with us.

Sincerely,

Richard W. Grilli

Senior Vice President and Chief Operating Officer